Commitments and Contingencies	12 Months Ended
May 31, 2024
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
20.	COMMITMENTS AND CONTINGENCIES
Capital commitments
As of May 31, 2024, the future minimum capital commitments were as follows:

US$
Capital commitment for the purchase of property and equipment	2,488
Capital commitment for leasehold improvements	22,713

Total	25,201

Contingent liabilities
The Group has been named in a number of lawsuits arising in its ordinary course of business. Although the outcome of those lawsuits are uncertain, the Group does not believe the possibility of a material loss is probable. The Group is unable to estimate a range of loss, if any, that could result if there would be an adverse decision, as such, the Group has not accrued any liabilities.